Quarterly Performance Summary
Truist Financial Corporation
Fourth Quarter 2019

Financial Highlights
	Quarter Ended			Year-to-Date
	December 31		%	December 31		%
(Dollars in millions, except per share data, shares in thousands)	2019	2018	Change	2019	2018	Change
Summary Income Statement
Interest income - taxable equivalent	$2,837	$2,160	31.3%	$9,505	$8,216	15.7%
Interest expense	585	431	35.7	2,096	1,438	45.8
Net interest income - taxable equivalent	2,252	1,729	30.2	7,409	6,778	9.3
Less: Taxable-equivalent adjustment	25	24	4.2	96	96	—
Net interest income	2,227	1,705	30.6	7,313	6,682	9.4
Provision for credit losses	171	146	17.1	615	566	8.7
Net interest income after provision for credit losses	2,056	1,559	31.9	6,698	6,116	9.5
Noninterest income	1,398	1,235	13.2	5,255	4,876	7.8
Noninterest expense	2,575	1,784	44.3	7,934	6,932	14.5
Income before income taxes	879	1,010	(13.0)	4,019	4,060	(1.0)
Provision for income taxes	153	205	(25.4)	782	803	(2.6)
Net income	726	805	(9.8)	3,237	3,257	(0.6)
Noncontrolling interests	5	7	(28.6)	13	20	(35.0)
Preferred stock dividends	19	44	(56.8)	196	174	12.6
Net income available to common shareholders	702	754	(6.9)	3,028	3,063	(1.1)
Per Common Share Data
Earnings per share-basic	$0.76	$0.99	(23.2)%	$3.76	$3.96	(5.1)%
Earnings per share-diluted	0.75	0.97	(22.7)	3.71	3.91	(5.1)
Earnings per share-adjusted diluted (1)	1.12	1.07	4.2	4.37	4.05	7.9
Cash dividends declared	0.450	0.405	11.1	1.710	1.560	9.6
Common shareholders' equity	45.66	35.46	28.8	45.66	35.46	28.8
Tangible common shareholders' equity (1)	25.93	21.89	18.5	25.93	21.89	18.5
End of period shares outstanding	1,342,166	763,326	75.8	1,342,166	763,326	75.8
Weighted average shares outstanding-basic	922,840	765,013	20.6	805,104	772,963	4.2
Weighted average shares outstanding-diluted	934,718	775,402	20.5	815,204	783,484	4.0
Performance Ratios
Return on average assets	0.95%	1.43%		1.31%	1.47%
Return on average risk-weighted assets (current period is preliminary)	1.02	1.77		1.54	1.82
Return on average common shareholders' equity	7.33	11.14		9.87	11.50
Return on average tangible common shareholders' equity (1)	12.91	18.77		16.40	19.48
Net interest margin - taxable equivalent	3.41	3.49		3.42	3.46
Fee income ratio	38.6	42.0		41.8	42.2
Efficiency ratio-GAAP	71.0	60.7		63.1	60.0
Efficiency ratio-adjusted (1)	57.5	56.5		56.6	57.1
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.14%	0.26%		0.14%	0.26%
Loans and leases plus foreclosed property	0.19	0.39		0.19	0.39
Net charge-offs as a percentage of average loans and leases	0.40	0.38		0.40	0.36
Allowance for loan and lease losses as a percentage of loans and leases held for investment	0.52	1.05		0.52	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	3.41x	2.99x		3.41x	2.99x
Average Balances
Assets	$302,059	$223,625	35.1%	$247,494	$222,273	11.3%
Securities (2)	60,699	46,610	30.2	50,645	47,100	7.5
Loans and leases	193,641	148,457	30.4	161,604	146,417	10.4
Deposits	210,716	157,842	33.5	173,269	157,483	10.0
Common shareholders' equity	38,031	26,860	41.6	30,697	26,640	15.2
Total shareholders' equity	41,740	29,965	39.3	34,108	29,743	14.7
Period-End Balances
Assets	$473,078	$225,697	109.6%	$473,078	$225,697	109.6%
Securities (2)	74,727	45,590	63.9	74,727	45,590	63.9
Loans and leases	308,215	150,001	105.5	308,215	150,001	105.5
Deposits	334,727	161,199	107.6	334,727	161,199	107.6
Common shareholders' equity	61,282	27,069	126.4	61,282	27,069	126.4
Total shareholders' equity	66,558	30,178	120.6	66,558	30,178	120.6
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	9.4%	10.2%		9.4%	10.2%
Tier 1	10.8	11.8		10.8	11.8
Total	12.6	13.8		12.6	13.8
Leverage (3)	14.7	9.9		14.7	9.9
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(2) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
(3) The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2019	2019	2018
Summary Income Statement
Interest income - taxable equivalent	$2,837	$2,241	$2,230	$2,197	$2,160
Interest expense	585	518	516	477	431
Net interest income - taxable equivalent	2,252	1,723	1,714	1,720	1,729
Less: Taxable-equivalent adjustment	25	23	24	24	24
Net interest income	2,227	1,700	1,690	1,696	1,705
Provision for credit losses	171	117	172	155	146
Net interest income after provision for credit losses	2,056	1,583	1,518	1,541	1,559
Noninterest income	1,398	1,303	1,352	1,202	1,235
Noninterest expense	2,575	1,840	1,751	1,768	1,784
Income before income taxes	879	1,046	1,119	975	1,010
Provision for income taxes	153	218	234	177	205
Net income	726	828	885	798	805
Noncontrolling interests	5	3	(1)	6	7
Preferred stock dividends	19	90	44	43	44
Net income available to common shareholders	702	735	842	749	754
Per Common Share Data
Earnings per share-basic	$0.76	$0.96	$1.10	$0.98	$0.99
Earnings per share-diluted	0.75	0.95	1.09	0.97	0.97
Earnings per share-adjusted diluted (1)	1.12	1.07	1.12	1.05	1.05
Cash dividends declared	0.450	0.450	0.405	0.405	0.405
Common shareholders' equity	45.66	38.07	37.40	36.26	35.46
Tangible common shareholders' equity (1)	25.93	24.66	23.93	22.78	21.89
End of period shares outstanding	1,342,166	766,303	766,010	765,920	763,326
Weighted average shares outstanding-basic	922,840	766,167	765,958	764,135	765,013
Weighted average shares outstanding-diluted	934,718	775,791	774,603	774,071	775,402
Performance Ratios
Return on average assets	0.95%	1.41%	1.55%	1.43%	1.43%
Return on average risk-weighted assets (current quarter is preliminary)	1.02	1.75	1.92	1.78	1.77
Return on average common shareholders' equity	7.33	10.04	11.98	11.08	11.14
Return on average tangible common shareholders' equity (1)	12.91	16.03	19.45	18.36	18.77
Net interest margin - taxable equivalent	3.41	3.37	3.42	3.51	3.49
Fee income ratio	38.6	43.4	44.4	41.5	42.0
Efficiency ratio-GAAP	71.0	61.3	57.6	61.0	60.7
Efficiency ratio-adjusted (1)	57.5	57.1	55.1	56.6	56.5
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.14%	0.22%	0.23%	0.26%	0.26%
Loans and leases plus foreclosed property	0.19	0.34	0.34	0.39	0.39
Net charge-offs as a percentage of average loans and leases	0.40	0.41	0.38	0.40	0.38
Allowance for loan and lease losses as a percentage of loans and leases held for investment	0.52	1.05	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	3.41x	3.52x	3.46x	2.97x	2.99x
Average Balances
Assets	$302,059	$232,420	$229,249	$225,573	$223,625
Securities (2)	60,699	48,900	46,115	46,734	46,610
Loans and leases	193,641	152,042	151,557	148,790	148,457
Deposits	210,716	161,992	159,891	160,045	157,842
Common shareholders' equity	38,031	29,040	28,188	27,432	26,860
Total shareholders' equity	41,740	32,744	31,301	30,541	29,965
Period-End Balances
Assets	$473,078	$236,750	$230,872	$227,683	$225,697
Securities (2)	74,727	54,765	45,289	46,410	45,590
Loans and leases	308,215	150,855	153,823	149,891	150,001
Deposits	334,727	162,280	159,521	159,766	161,199
Common shareholders' equity	61,282	29,177	28,650	27,770	27,069
Total shareholders' equity	66,558	32,303	31,764	30,883	30,178
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	9.4%	10.6%	10.4%	10.3%	10.2%
Tier 1	10.8	12.2	12.0	12.0	11.8
Total	12.6	14.8	14.2	14.2	13.8
Leverage (3)	14.7	10.3	10.2	10.1	9.9
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(2) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
(3) The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
(Dollars in millions, except per share data, shares in thousands)	2019	2018	$	%	2019	2018	$	%
Interest Income
Interest and fees on loans and leases	$2,371	$1,830	$541	29.6%	$7,982	$6,894	$1,088	15.8%
Interest and dividends on securities	402	292	110	37.7	1,319	1,160	159	13.7
Interest on other earning assets	39	14	25	178.6	108	66	42	63.6
Total interest income	2,812	2,136	676	31.6	9,409	8,120	1,289	15.9
Interest Expense
Interest on deposits	304	206	98	47.6	1,101	644	457	71.0
Interest on long-term debt	219	186	33	17.7	797	683	114	16.7
Interest on other borrowings	62	39	23	59.0	198	111	87	78.4
Total interest expense	585	431	154	35.7	2,096	1,438	658	45.8
Net Interest Income	2,227	1,705	522	30.6	7,313	6,682	631	9.4
Provision for credit losses	171	146	25	17.1	615	566	49	8.7
Net Interest Income After Provision for Credit Losses	2,056	1,559	497	31.9	6,698	6,116	582	9.5
Noninterest Income
Insurance income	509	487	22	4.5	2,072	1,852	220	11.9
Service charges on deposits	222	185	37	20.0	762	712	50	7.0
Wealth management income	206	169	37	21.9	715	660	55	8.3
Card and payment related fees	156	135	21	15.6	555	522	33	6.3
Residential mortgage income	65	58	7	12.1	285	258	27	10.5
Investment banking and trading income	109	53	56	105.7	244	154	90	58.4
Operating lease income	47	35	12	34.3	153	145	8	5.5
Income from bank-owned life insurance	38	28	10	35.7	129	116	13	11.2
Lending related fees	47	19	28	147.4	124	99	25	25.3
Commercial real estate related income	48	28	20	71.4	116	100	16	16.0
Securities gains (losses), net	(116)	2	(118)	NM	(116)	3	(119)	NM
Other income	67	36	31	86.1	216	255	(39)	(15.3)
Total noninterest income	1,398	1,235	163	13.2	5,255	4,876	379	7.8
Noninterest Expense
Personnel expense	1,465	1,096	369	33.7	4,833	4,313	520	12.1
Net occupancy expense	147	120	27	22.5	507	491	16	3.3
Professional fees and outside processing	161	103	58	56.3	433	365	68	18.6
Software expense	118	70	48	68.6	338	272	66	24.3
Equipment expense	83	68	15	22.1	280	267	13	4.9
Marketing and customer development	45	22	23	104.5	137	102	35	34.3
Depreciation - property under operating leases	43	30	13	43.3	136	120	16	13.3
Loan-related expense	42	25	17	68.0	123	108	15	13.9
Amortization	71	34	37	108.8	164	131	33	25.2
Regulatory costs	24	18	6	33.3	81	134	(53)	(39.6)
Merger-related and restructuring charges, net	223	76	147	193.4	360	146	214	146.6
Other expense	153	122	31	25.4	542	483	59	12.2
Total noninterest expense	2,575	1,784	791	44.3	7,934	6,932	1,002	14.5
Earnings
Income before income taxes	879	1,010	(131)	(13.0)	4,019	4,060	(41)	(1.0)
Provision for income taxes	153	205	(52)	(25.4)	782	803	(21)	(2.6)
Net income	726	805	(79)	(9.8)	3,237	3,257	(20)	(0.6)
Noncontrolling interests	5	7	(2)	(28.6)	13	20	(7)	(35.0)
Preferred stock dividends	19	44	(25)	(56.8)	196	174	22	12.6
Net income available to common shareholders	$702	$754	$(52)	(6.9)%	$3,028	$3,063	$(35)	(1.1)%
Earnings Per Common Share
Basic	$0.76	$0.99	$(0.23)	(23.2)%	$3.76	$3.96	$(0.20)	(5.1)%
Diluted	0.75	0.97	(0.22)	(22.7)	3.71	3.91	(0.20)	(5.1)
Weighted Average Shares Outstanding
Basic	922,840	765,013	157,827	20.6	805,104	772,963	32,141	4.2
Diluted	934,718	775,402	159,316	20.5	815,204	783,484	31,720	4.0
NM - not meaningful

Truist Financial Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2019	2019	2018
Interest Income
Interest and fees on loans and leases	$2,371	$1,886	$1,886	$1,839	$1,830
Interest and dividends on securities	402	315	300	302	292
Interest on other earning assets	39	17	20	32	14
Total interest income	2,812	2,218	2,206	2,173	2,136
Interest Expense
Interest on deposits	304	271	273	253	206
Interest on long-term debt	219	193	193	192	186
Interest on other borrowings	62	54	50	32	39
Total interest expense	585	518	516	477	431
Net Interest Income	2,227	1,700	1,690	1,696	1,705
Provision for credit losses	171	117	172	155	146
Net Interest Income After Provision for Credit Losses	2,056	1,583	1,518	1,541	1,559
Noninterest Income
Insurance income	509	487	566	510	487
Service charges on deposits	222	188	181	171	185
Wealth management income	206	175	172	162	169
Card and payment related fees	156	132	139	128	135
Residential mortgage income	65	80	91	49	58
Investment banking and trading income	109	60	48	27	53
Operating lease income	47	36	35	35	35
Income from bank-owned life insurance	38	29	34	28	28
Lending related fees	47	24	28	25	19
Commercial real estate related income	48	32	22	14	28
Securities gains (losses), net	(116)	—	—	—	2
Other income	67	60	36	53	36
Total noninterest income	1,398	1,303	1,352	1,202	1,235
Noninterest Expense
Personnel expense	1,465	1,161	1,120	1,087	1,096
Net occupancy expense	147	122	116	122	120
Professional fees and outside processing	161	102	84	86	103
Software expense	118	77	71	72	70
Equipment expense	83	64	68	65	68
Marketing and customer development	45	36	29	27	22
Depreciation - property under operating leases	43	35	29	29	30
Loan-related expense	42	26	30	25	25
Amortization	71	29	32	32	34
Regulatory costs	24	20	19	18	18
Merger-related and restructuring charges, net	223	34	23	80	76
Other expense	153	134	130	125	122
Total noninterest expense	2,575	1,840	1,751	1,768	1,784
Earnings
Income before income taxes	879	1,046	1,119	975	1,010
Provision for income taxes	153	218	234	177	205
Net income	726	828	885	798	805
Noncontrolling interests	5	3	(1)	6	7
Preferred stock dividends	19	90	44	43	44
Net income available to common shareholders	$702	$735	$842	$749	$754
Earnings Per Common Share
Basic	$0.76	$0.96	$1.10	$0.98	$0.99
Diluted	0.75	0.95	1.09	0.97	0.97
Weighted Average Shares Outstanding
Basic	922,840	766,167	765,958	764,135	765,013
Diluted	934,718	775,791	774,603	774,071	775,402

4 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2019	2019	2019	2019	2018
Consumer Banking and Wealth
Net interest income (expense)	$1,114	$855	$836	$828	$866
Net intersegment interest income (expense)	285	225	210	193	164
Segment net interest income	1,399	1,080	1,046	1,021	1,030
Allocated provision for credit losses	145	115	123	130	152
Noninterest income	648	576	581	508	546
Noninterest expense	1,341	942	910	893	914
Income (loss) before income taxes	561	599	594	506	510
Provision (benefit) for income taxes	136	145	144	123	126
Segment net income (loss)	$425	$454	$450	$383	$384

Corporate and Commercial Banking
Net interest income (expense)	$934	$729	$751	$739	$735
Net intersegment interest income (expense)	(94)	(85)	(109)	(105)	(81)
Segment net interest income	840	644	642	634	654
Allocated provision for credit losses	17	14	51	20	18
Noninterest income	390	250	232	214	245
Noninterest expense	553	331	312	303	349
Income (loss) before income taxes	660	549	511	525	532
Provision (benefit) for income taxes	103	99	94	89	111
Segment net income (loss)	$557	$450	$417	$436	$421

Insurance Holdings
Net interest income (expense)	$38	$39	$35	$34	$32
Net intersegment interest income (expense)	(11)	(11)	(10)	(11)	(10)
Segment net interest income	27	28	25	23	22
Allocated provision for credit losses	2	2	2	3	—
Noninterest income	536	491	570	515	496
Noninterest expense	481	435	444	417	415
Income (loss) before income taxes	80	82	149	118	103
Provision (benefit) for income taxes	21	21	38	30	26
Segment net income (loss)	$59	$61	$111	$88	$77

Other, Treasury & Corporate (1)
Net interest income (expense)	$141	$77	$68	$95	$72
Net intersegment interest income (expense)	(180)	(129)	(91)	(77)	(73)
Segment net interest income	(39)	(52)	(23)	18	(1)
Allocated provision for credit losses	7	(14)	(4)	2	(24)
Noninterest income	(176)	(14)	(31)	(35)	(52)
Noninterest expense	200	132	85	155	106
Income (loss) before income taxes	(422)	(184)	(135)	(174)	(135)
Provision (benefit) for income taxes	(107)	(47)	(42)	(65)	(58)
Segment net income (loss)	$(315)	$(137)	$(93)	$(109)	$(77)

Total Truist Financial Corporation
Net interest income (expense)	$2,227	$1,700	$1,690	$1,696	$1,705
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	2,227	1,700	1,690	1,696	1,705
Allocated provision for credit losses	171	117	172	155	146
Noninterest income	1,398	1,303	1,352	1,202	1,235
Noninterest expense	2,575	1,840	1,751	1,768	1,784
Income (loss) before income taxes	879	1,046	1,119	975	1,010
Provision (benefit) for income taxes	153	218	234	177	205
Net income	$726	$828	$885	$798	$805
Effective December 2019, segments were realigned in connection with the SunTrust merger. Results for prior periods have been revised to reflect the new structure.
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2019	2019	2019	2019	2018
Assets
Cash and due from banks	$4,084	$2,027	$1,831	$1,873	$2,753
Interest-bearing deposits with banks	14,981	877	722	847	1,091
Federal funds sold and securities purchased under resale agreements or similar arrangements	1,417	114	148	252	143
Trading assets	5,733	400	1,429	1,524	391
Securities available for sale at fair value	74,727	35,997	25,802	26,315	25,038
Securities held to maturity at amortized cost	—	18,768	19,487	20,095	20,552
Loans and leases:
Commercial:
Commercial and industrial	130,180	64,324	63,693	61,978	61,935
CRE	26,832	17,080	16,976	16,718	16,808
Commercial construction	6,205	3,804	3,746	4,111	4,252
Lease financing	6,122	2,356	2,203	2,098	2,018
Consumer:
Residential mortgage	52,071	28,297	32,607	31,572	31,393
Residential home equity and direct	27,044	11,646	11,675	11,646	11,775
Indirect auto	24,442	11,871	11,756	11,506	11,282
Indirect other	11,100	6,590	6,453	6,017	6,143
Student	6,743	—	—	—	—
Credit card	5,619	3,058	3,056	2,970	2,941
PCI	3,484	387	421	441	466
Total loans and leases held for investment	299,842	149,413	152,586	149,057	149,013
Loans held for sale	8,373	1,442	1,237	834	988
Total loans and leases	308,215	150,855	153,823	149,891	150,001
Allowance for loan and lease losses	(1,549)	(1,573)	(1,595)	(1,561)	(1,558)
Premises and equipment	3,712	2,022	2,029	2,078	2,118
Goodwill	24,154	9,832	9,830	9,818	9,818
Core deposit and other intangible assets	3,142	678	712	726	758
Mortgage servicing rights	2,630	929	982	1,049	1,122
Other assets	31,832	15,824	15,672	14,776	13,470
Total assets	$473,078	$236,750	$230,872	$227,683	$225,697
Liabilities
Deposits:
Noninterest-bearing deposits	$92,405	$52,667	$52,458	$53,021	$53,025
Interest checking	85,492	27,723	28,021	28,028	28,130
Money market and savings	120,934	64,454	63,972	63,739	63,467
Time deposits	35,896	16,526	15,070	14,978	16,577
Foreign office deposits - interest-bearing	—	910	—	—	—
Total deposits	334,727	162,280	159,521	159,766	161,199
Short-term borrowings	18,218	10,405	10,344	6,305	5,178
Long-term debt	41,339	25,520	22,640	24,729	23,709
Other liabilities	12,236	6,242	6,603	6,000	5,433
Total liabilities	406,520	204,447	199,108	196,800	195,519
Shareholders' Equity:
Preferred stock	5,102	3,057	3,053	3,053	3,053
Common stock	6,711	3,832	3,830	3,830	3,817
Additional paid-in capital	35,609	6,931	6,889	6,843	6,849
Retained earnings	19,806	19,440	19,050	18,518	18,118
Accumulated other comprehensive loss	(844)	(1,026)	(1,119)	(1,421)	(1,715)
Noncontrolling interests	174	69	61	60	56
Total shareholders' equity	66,558	32,303	31,764	30,883	30,178
Total liabilities and shareholders' equity	$473,078	$236,750	$230,872	$227,683	$225,697
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.
In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.

6 Truist Financial Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
(Dollars in millions)	2019	2018	$	%	2019	2018	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,384	$4,555	$(2,171)	(47.7)%	$2,644	$3,800	$(1,156)	(30.4)%
U.S. government-sponsored entities (GSE)	2,301	2,408	(107)	(4.4)	2,402	2,394	8	0.3
Mortgage-backed securities issued by GSE	55,119	38,566	16,553	42.9	44,710	39,559	5,151	13.0
States and political subdivisions	598	725	(127)	(17.5)	587	958	(371)	(38.7)
Non-agency mortgage-backed	263	326	(63)	(19.3)	269	349	(80)	(22.9)
Other	34	30	4	13.3	33	40	(7)	(17.5)
Total securities	60,699	46,610	14,089	30.2	50,645	47,100	3,545	7.5
Loans and leases:
Commercial:
Commercial and industrial	81,853	60,553	21,300	35.2	67,435	59,663	7,772	13.0
CRE	19,896	16,914	2,982	17.6	17,651	16,994	657	3.9
Commercial construction	4,506	4,387	119	2.7	4,061	4,441	(380)	(8.6)
Lease financing	3,357	1,990	1,367	68.7	2,443	1,917	526	27.4
Consumer:
Residential mortgage	34,824	31,103	3,721	12.0	31,668	29,932	1,736	5.8
Residential home equity and direct	15,810	11,790	4,020	34.1	12,716	11,860	856	7.2
Indirect auto	15,390	11,255	4,135	36.7	12,545	11,215	1,330	11.9
Indirect other	7,772	6,181	1,591	25.7	6,654	5,896	758	12.9
Student	1,825	—	1,825	NM	460	—	460	NM
Credit card	3,788	2,880	908	31.5	3,181	2,723	458	16.8
PCI	1,220	486	734	151.0	631	548	83	15.1
Total loans and leases held for investment	190,241	147,539	42,702	28.9	159,445	145,189	14,256	9.8
Loans held for sale	3,400	918	2,482	NM	2,159	1,228	931	75.8
Total loans and leases	193,641	148,457	45,184	30.4	161,604	146,417	15,187	10.4
Interest earning trading assets	2,370	428	1,942	NM	1,277	633	644	101.7
Other earning assets	6,405	1,718	4,687	NM	2,888	1,618	1,270	78.5
Total earning assets	263,115	197,213	65,902	33.4	216,414	195,768	20,646	10.5
Nonearning assets	38,944	26,412	12,532	47.4	31,080	26,505	4,575	17.3
Total assets	$302,059	$223,625	$78,434	35.1%	$247,494	$222,273	$25,221	11.3%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$64,485	$53,732	$10,753	20.0%	$55,513	$53,818	$1,695	3.1%
Interest checking	43,246	26,921	16,325	60.6	31,592	26,951	4,641	17.2
Money market and savings	79,903	62,261	17,642	28.3	67,922	62,257	5,665	9.1
Time deposits	23,058	14,682	8,376	57.0	17,970	13,963	4,007	28.7
Foreign office deposits - interest-bearing	24	246	(222)	(90.2)	272	494	(222)	(44.9)
Total deposits	210,716	157,842	52,874	33.5	173,269	157,483	15,786	10.0
Short-term borrowings	11,489	6,979	4,510	64.6	8,462	5,955	2,507	42.1
Long-term debt	29,888	23,488	6,400	27.2	24,756	23,755	1,001	4.2
Other liabilities	8,226	5,351	2,875	53.7	6,899	5,337	1,562	29.3
Total liabilities	260,319	193,660	66,659	34.4	213,386	192,530	20,856	10.8
Shareholders' equity	41,740	29,965	11,775	39.3	34,108	29,743	4,365	14.7
Total liabilities and shareholders' equity	$302,059	$223,625	$78,434	35.1%	$247,494	$222,273	$25,221	11.3%
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

Truist Financial Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2019	2019	2019	2019	2018
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,384	$2,240	$2,662	$3,302	$4,555
U.S. government-sponsored entities (GSE)	2,301	2,449	2,440	2,418	2,408
Mortgage-backed securities issued by GSE	55,119	43,415	40,112	40,044	38,566
States and political subdivisions	598	566	566	620	725
Non-agency mortgage-backed	263	198	302	315	326
Other	34	32	33	35	30
Total securities	60,699	48,900	46,115	46,734	46,610
Loans and leases:
Commercial:
Commercial and industrial	81,853	63,768	62,563	61,370	60,553
CRE	19,896	17,042	16,854	16,786	16,914
Commercial construction	4,506	3,725	3,894	4,119	4,387
Lease financing	3,357	2,260	2,122	2,021	1,990
Consumer:
Residential mortgage	34,824	28,410	32,066	31,370	31,103
Residential home equity and direct	15,810	11,650	11,687	11,681	11,790
Indirect auto	15,390	11,810	11,633	11,308	11,255
Indirect other	7,772	6,552	6,246	6,029	6,181
Student	1,825	—	—	—	—
Credit card	3,788	3,036	2,970	2,922	2,880
PCI	1,220	411	432	455	486
Total loans and leases held for investment	190,241	148,664	150,467	148,061	147,539
Loans held for sale	3,400	3,378	1,090	729	918
Total loans and leases	193,641	152,042	151,557	148,790	148,457
Interest earning trading assets	2,370	668	1,456	602	428
Other earning assets	6,405	1,798	1,711	1,595	1,718
Total earning assets	263,115	203,408	200,839	197,721	197,213
Nonearning assets	38,944	29,012	28,410	27,852	26,412
Total assets	$302,059	$232,420	$229,249	$225,573	$223,625
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$64,485	$52,500	$52,680	$52,283	$53,732
Interest checking	43,246	27,664	27,708	27,622	26,921
Money market and savings	79,903	64,920	63,394	63,325	62,261
Time deposits	23,058	16,643	15,730	16,393	14,682
Foreign office deposits - interest-bearing	24	265	379	422	246
Total deposits	210,716	161,992	159,891	160,045	157,842
Short-term borrowings	11,489	8,307	8,367	5,624	6,979
Long-term debt	29,888	22,608	23,233	23,247	23,488
Other liabilities	8,226	6,769	6,457	6,116	5,351
Total liabilities	260,319	199,676	197,948	195,032	193,660
Shareholders' equity	41,740	32,744	31,301	30,541	29,965
Total liabilities and shareholders' equity	$302,059	$232,420	$229,249	$225,573	$223,625
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	December 31, 2019			September 30, 2019
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,384	$12	1.97%	$2,240	$11	2.04%
U.S. government-sponsored entities (GSE)	2,301	12	2.28	2,449	14	2.25
Mortgage-backed securities issued by GSE	55,119	366	2.64	43,415	279	2.57
States and political subdivisions	598	4	3.38	566	5	3.44
Non-agency mortgage-backed	263	9	13.15	198	9	18.77
Other	34	—	3.53	32	—	3.67
Total securities	60,699	403	2.65	48,900	318	2.60
Loans and leases:
Commercial:
Commercial and industrial	81,853	862	4.18	63,768	671	4.18
CRE	19,896	223	4.43	17,042	209	4.83
Commercial construction	4,506	57	5.17	3,725	47	5.11
Lease financing	3,357	32	3.79	2,260	18	3.17
Consumer:
Residential mortgage	34,824	361	4.15	28,410	285	4.02
Residential home equity and direct	15,810	242	6.04	11,650	173	5.92
Indirect auto	15,390	312	8.04	11,810	262	8.84
Indirect other	7,772	133	6.77	6,552	110	6.61
Student	1,825	24	5.20	—	—	—
Credit card	3,788	85	9.06	3,036	71	9.18
PCI	1,220	33	10.63	411	25	24.23
Total loans and leases held for investment	190,241	2,364	4.94	148,664	1,871	5.00
Loans held for sale	3,400	31	3.52	3,378	35	4.16
Total loans and leases	193,641	2,395	4.91	152,042	1,906	4.98
Interest earning trading assets	2,370	11	1.84	668	3	2.02
Other earning assets	6,405	28	1.78	1,798	14	2.92
Total earning assets	263,115	2,837	4.29	203,408	2,241	4.38
Nonearning assets	38,944			29,012
Total assets	$302,059			$232,420
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$43,246	65	0.60	$27,664	47	0.67
Money market and savings	79,903	152	0.76	64,920	156	0.95
Time deposits	23,058	87	1.48	16,643	67	1.62
Foreign office deposits - interest-bearing	24	—	2.19	265	1	2.13
Total interest-bearing deposits	146,231	304	0.82	109,492	271	0.99
Short-term borrowings	11,489	62	2.15	8,307	54	2.55
Long-term debt	29,888	219	2.92	22,608	193	3.42
Total interest-bearing liabilities	187,608	585	1.24	140,407	518	1.47
Noninterest-bearing deposits (4)	64,485			52,500
Other liabilities	8,226			6,769
Shareholders' equity	41,740			32,744
Total liabilities and shareholders' equity	$302,059			$232,420
Average interest-rate spread			3.05			2.91

Net interest income/ net interest margin		$2,252	3.41%		$1,723	3.37%
Taxable-equivalent adjustment		$25			$23
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.57% and 0.67% for the three months ended December 31, 2019 and September 30, 2019, respectively.
Truist Financial Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	June 30, 2019			March 31, 2019			December 31, 2018
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,662	$14	2.04%	$3,302	$16	2.01%	$4,555	$25	2.11%
U.S. government-sponsored entities (GSE)	2,440	13	2.25	2,418	14	2.24	2,408	14	2.24
Mortgage-backed securities issued by GSE	40,112	258	2.57	40,044	258	2.58	38,566	241	2.50
States and political subdivisions	566	6	4.37	620	6	3.73	725	6	3.53
Non-agency mortgage-backed	302	10	13.28	315	10	12.51	326	10	11.50
Other	33	1	3.85	35	—	3.96	30	—	4.51
Total securities	46,115	302	2.62	46,734	304	2.60	46,610	296	2.53
Loans and leases:
Commercial:
Commercial and industrial	62,563	679	4.35	61,370	656	4.33	60,553	645	4.23
CRE	16,854	210	4.97	16,786	207	4.99	16,914	206	4.82
Commercial construction	3,894	50	5.32	4,119	54	5.33	4,387	55	5.08
Lease financing	2,122	17	3.29	2,021	17	3.33	1,990	18	3.64
Consumer:
Residential mortgage	32,066	321	4.00	31,370	324	4.13	31,103	319	4.10
Residential home equity and direct	11,687	173	5.97	11,681	171	5.92	11,790	172	5.73
Indirect auto	11,633	254	8.71	11,308	240	8.62	11,255	237	8.43
Indirect other	6,246	102	6.63	6,029	98	6.57	6,181	98	6.35
Student	—	—	—	—	—	—	—	—	—
Credit card	2,970	67	8.94	2,922	65	9.03	2,880	64	8.91
PCI	432	24	21.63	455	20	17.99	486	26	20.49
Total loans and leases held for investment	150,467	1,897	5.05	148,061	1,852	5.06	147,539	1,840	4.96
Loans held for sale	1,090	11	4.17	729	8	4.38	918	10	4.66
Total loans and leases	151,557	1,908	5.05	148,790	1,860	5.06	148,457	1,850	4.96
Interest earning trading assets	1,456	8	2.25	602	4	2.27	428	2	2.03
Other earning assets	1,711	12	2.88	1,595	29	7.43	1,718	12	2.67
Total earning assets	200,839	2,230	4.45	197,721	2,197	4.49	197,213	2,160	4.36
Nonearning assets	28,410			27,852			26,412
Total assets	$229,249			$225,573			$223,625
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,708	45	0.65	$27,622	40	0.59	$26,921	34	0.49
Money market and savings	63,394	163	1.03	63,325	150	0.96	62,261	125	0.80
Time deposits	15,730	63	1.58	16,393	60	1.50	14,682	45	1.22
Foreign office deposits - interest-bearing	379	2	2.43	422	3	2.43	246	2	2.22
Total interest-bearing deposits (4)	107,211	273	1.02	107,762	253	0.95	104,110	206	0.78
Short-term borrowings	8,367	50	2.40	5,624	32	2.32	6,979	39	2.18
Long-term debt	23,233	193	3.33	23,247	192	3.30	23,488	186	3.19
Total interest-bearing liabilities	138,811	516	1.49	136,633	477	1.41	134,577	431	1.28
Noninterest-bearing deposits (4)	52,680			52,283			53,732
Other liabilities	6,457			6,116			5,351
Shareholders' equity	31,301			30,541			29,965
Total liabilities and shareholders' equity	$229,249			$225,573			$223,625
Average interest-rate spread			2.96			3.08			3.08

Net interest income/ net interest margin		$1,714	3.42%		$1,720	3.51%		$1,729	3.49%
Taxable-equivalent adjustment		$24			$24			$24
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.68%, 0.64 and 0.52% for the three months ended June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

10 Truist Financial Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	December 31, 2019			December 31, 2018
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,644	$53	2.01%	$3,800	$72	1.89%
U.S. government-sponsored entities (GSE)	2,402	53	2.26	2,394	54	2.23
Mortgage-backed securities issued by GSE	44,710	1,161	2.59	39,559	969	2.45
States and political subdivisions	587	21	3.73	958	35	3.68
Non-agency mortgage-backed	269	38	14.05	349	42	11.93
Other	33	1	3.75	40	1	3.34
Total securities	50,645	1,327	2.62	47,100	1,173	2.49
Loans and leases:
Commercial:
Commercial and industrial	67,435	2,868	4.25	59,663	2,374	3.98
CRE	17,651	849	4.79	16,994	798	4.67
Commercial construction	4,061	208	5.23	4,441	209	4.79
Lease financing	2,443	84	3.44	1,917	61	3.19
Consumer:
Residential mortgage	31,668	1,291	4.08	29,932	1,212	4.05
Residential home equity and direct	12,716	759	5.97	11,860	641	5.41
Indirect auto	12,545	1,068	8.51	11,215	917	8.18
Indirect other	6,654	443	6.65	5,896	368	6.25
Student	460	24	5.20	—	—	—
Credit card	3,181	288	9.05	2,723	238	8.73
PCI	631	102	16.05	548	108	19.64
Total loans and leases held for investment	159,445	7,984	5.01	145,189	6,926	4.77
Loans held for sale	2,159	85	3.91	1,228	50	4.13
Total loans and leases	161,604	8,069	4.99	146,417	6,976	4.77
Interest earning trading assets	1,277	26	2.02	633	24	3.82
Other earning assets	2,888	83	2.89	1,618	43	2.63
Total earning assets	216,414	9,505	4.39	195,768	8,216	4.20
Nonearning assets	31,080			26,505
Total assets	$247,494			$222,273
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$31,592	197	0.62	$26,951	116	0.43
Money market and savings	67,922	621	0.91	62,257	387	0.62
Time deposits	17,970	277	1.54	13,963	132	0.94
Foreign office deposits - interest-bearing	272	6	2.35	494	9	1.67
Total interest-bearing deposits (4)	117,756	1,101	0.93	103,665	644	0.62
Short-term borrowings	8,462	198	2.34	5,955	111	1.86
Long-term debt	24,756	797	3.22	23,755	683	2.88
Total interest-bearing liabilities	150,974	2,096	1.39	133,375	1,438	1.08
Noninterest-bearing deposits (4)	55,513			53,818
Other liabilities	6,899			5,337
Shareholders' equity	34,108			29,743
Total liabilities and shareholders' equity	$247,494			$222,273
Average interest-rate spread			3.00			3.12

Net interest income/ net interest margin		$7,409	3.42%		$6,778	3.46%
Taxable-equivalent adjustment		$96			$96
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.57% and 0.41% for the year ended December 31, 2019 and 2018, respectively.

Truist Financial Corporation 11

Credit Quality
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2019	2019	2019	2019	2018
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$212	$172	$193	$196	$200
CRE	10	27	31	73	63
Commercial construction	—	2	2	2	2
Lease financing	8	2	2	1	3
Consumer:
Residential mortgage	55	106	104	121	119
Residential home equity and direct	67	56	54	53	53
Indirect auto	100	81	74	79	82
Indirect other	2	1	1	1	—
Total nonaccrual loans and leases held for investment	454	447	461	526	522
Loans held for sale	107	—	—	—	—
Total nonaccrual loans and leases (1)	561	447	461	526	522
Foreclosed real estate	82	33	36	33	35
Other foreclosed property	41	29	26	25	28
Total nonperforming assets(1)	$684	$509	$523	$584	$585
Troubled Debt Restructurings (TDRs) (2)
Performing TDRs:
Commercial:
Commercial and industrial	$47	$69	$84	$63	$65
CRE	6	6	7	8	8
Commercial construction	37	1	1	1	2
Consumer:
Residential mortgage	470	570	581	669	656
Residential home equity and direct	51	54	53	54	56
Indirect auto	333	324	311	302	299
Indirect other	5	4	4	4	6
Credit card	31	29	29	29	27
Total performing TDRs (2)	980	1,057	1,070	1,130	1,119
Nonperforming TDRs	82	115	135	178	176
Total TDRs (2)	$1,062	$1,172	$1,205	$1,308	$1,295
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$1	$—	$—	$—	$—
Consumer:
Residential mortgage	$543	$347	$350	$377	$405
Residential home equity and direct	9	8	11	8	8
Indirect auto	11	9	7	5	6
Indirect other	2	—	—	—	—
Student	188	—	—	—	—
Credit card	22	15	13	13	13
PCI	1,218	24	26	28	30
Total loans 90 days past due and still accruing	$1,994	$403	$407	$431	$462
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$94	$34	$32	$36	$34
CRE	5	1	3	3	4
Commercial construction	1	—	—	—	1
Lease financing	2	1	5	3	1
Consumer:
Residential mortgage	498	432	480	478	456
Residential home equity and direct	122	56	60	69	63
Indirect auto	560	380	354	281	390
Indirect other	85	43	39	35	46
Student	650	—	—	—	—
Credit card	56	29	26	25	26
PCI	140	16	17	18	23
Total loans 30-89 days past due	$2,213	$992	$1,016	$948	$1,044
(1) Sales of nonperforming loans totaled $119 million, $42 million, $48 million, $30 million and $30 million for the quarter ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.
(2) Sales and transfers to HFS of performing TDRs, which were primarily residential mortgage loans, totaled $146 million, $39 million, $120 million, $33 million and $15 million for the quarter ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

12 Truist Financial Corporation

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2019	2019	2019	2019	2018
Allowance for Credit Losses
Beginning balance	$1,653	$1,689	$1,659	$1,651	$1,648
Provision for credit losses (excluding PCI loans)	171	117	172	156	147
Provision (benefit) for PCI loans	—	—	—	(1)	(1)
Charge-offs:
Commercial:
Commercial and industrial	(23)	(28)	(22)	(17)	(18)
CRE	(5)	(2)	(18)	(8)	(3)
Commercial construction	—	—	—	—	(2)
Lease financing	(9)	(1)	—	(1)	(1)
Consumer:
Residential mortgage	(8)	(3)	(5)	(5)	(8)
Residential home equity and direct	(25)	(24)	(24)	(20)	(20)
Indirect auto	(107)	(92)	(79)	(92)	(93)
Indirect other	(19)	(14)	(12)	(17)	(15)
Student	—	—	—	—	—
Credit card	(37)	(25)	(23)	(24)	(20)
PCI	—	—	—	—	—
Total charge-offs	(233)	(189)	(183)	(184)	(180)
Recoveries:
Commercial:
Commercial and industrial	6	5	8	6	7
CRE	—	3	2	—	2
Commercial construction	1	—	1	1	2
Lease financing	—	1	—	—	—
Consumer:
Residential mortgage	1	—	—	1	1
Residential home equity and direct	10	6	8	6	6
Indirect auto	13	12	14	13	12
Indirect other	5	3	5	4	3
Student	—	—	—	—	—
Credit card	5	6	3	6	4
Total recoveries	41	36	41	37	37
Net charge-offs	(192)	(153)	(142)	(147)	(143)
RUFC assumed with SunTrust Merger	257	—	—	—	—
Ending balance	$1,889	$1,653	$1,689	$1,659	$1,651
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCI loans)	$1,541	$1,565	$1,587	$1,553	$1,549
Allowance for PCI loans	8	8	8	8	9
Reserve for unfunded lending commitments (RUFC)	340	80	94	98	93
Total	$1,889	$1,653	$1,689	$1,659	$1,651

				As of/For the Year-to-Date
				Period Ended Dec. 31
(Dollars in millions)				2019	2018
Allowance for Credit Losses
Beginning balance				$1,651	$1,609
Provision for credit losses (excluding PCI loans)				616	583
Provision (benefit) for PCI loans				(1)	(17)
Charge-offs:
Commercial:
Commercial and industrial				(90)	(92)
CRE				(33)	(10)
Commercial construction				—	(3)
Lease financing				(11)	(4)
Consumer:
Residential mortgage				(21)	(21)
Residential home equity and direct				(93)	(79)
Indirect auto				(370)	(342)
Indirect other				(62)	(49)
Student				—	—
Credit card				(109)	(76)
PCI				—	(2)
Total charge-offs				(789)	(678)
Recoveries:
Commercial:
Commercial and industrial				25	39
CRE				5	3
Commercial construction				3	5
Lease financing				1	1
Consumer:
Residential mortgage				2	2
Residential home equity and direct				30	25
Indirect auto				52	49
Indirect other				17	13
Student				—	—
Credit card				20	17
Total recoveries				155	154
Net charge-offs				(634)	(524)
RUFC assumed with SunTrust Merger				257	—
Ending balance				$1,889	$1,651

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2019	2019	2019	2019	2018
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.74%	0.66%	0.67%	0.64%	0.70%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.66	0.27	0.27	0.29	0.31
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.15	0.30	0.30	0.35	0.35
Nonperforming loans and leases as a percentage of loans and leases (1)	0.18	0.30	0.30	0.35	0.35
Nonperforming assets as a percentage of:
Total assets (1)	0.14	0.22	0.23	0.26	0.26
Loans and leases plus foreclosed property	0.19	0.34	0.34	0.39	0.39
Net charge-offs as a percentage of average loans and leases	0.40	0.41	0.38	0.40	0.38
Allowance for loan and lease losses as a percentage of loans and leases	0.52	1.05	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.03X	2.59X	2.80X	2.62X	2.76X
Nonperforming loans and leases	3.41X	3.52X	3.46X	2.97X	2.99X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.03%	0.04%	0.04%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.
				As of/For the Year-to-Date
				Period Ended Dec. 31
				2019	2018
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.40%	0.36%
Ratio of allowance for loan and lease losses to net charge-offs				2.44X	2.98X
Applicable ratios are annualized.

13 Truist Financial Corporation

	December 31, 2019
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$46	97.9%	$1	2.1%	$—	—%	$47
CRE	6	100.0	—	—	—	—	6
Commercial construction	37	100.0	—	—	—	—	37
Lease financing	—	—	—	—	—	—	—
Consumer:
Residential mortgage	233	49.5	83	17.7	154	32.8	470
Residential home equity and direct	49	96.1	2	3.9	—	—	51
Indirect auto	266	79.9	67	20.1	—	—	333
Indirect other	5	100.0	—	—	—	—	5
Student	—	—	—	—	—	—	—
Credit card	25	80.7	5	16.1	1	3.2	31
Total performing TDRs (1)	667	68.1	158	16.1	155	15.8	980
Nonperforming TDRs (2)	36	43.9	6	7.3	40	48.8	82
Total TDRs (1)(2)	$703	66.2%	$164	15.4%	$195	18.4%	$1,062
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			Dec. 31	Sept. 30	June 30	March 31	Dec. 31
			2019	2019	2019	2019	2018
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.09%	0.14%	0.09%	0.07%	0.06%
CRE			0.09	—	0.41	0.18	0.03
Commercial construction			(0.09)	(0.11)	(0.19)	(0.08)	(0.03)
Lease financing			1.03	0.11	0.03	0.10	0.17
Consumer:
Residential mortgage			0.09	0.04	0.06	0.05	0.10
Residential home equity and direct			0.39	0.60	0.57	0.47	0.48
Indirect auto			2.41	2.70	2.23	2.88	2.86
Indirect other			0.72	0.60	0.49	0.79	0.81
Student			(0.01)	—	—	—	—
Credit card			3.32	2.59	2.50	2.58	2.16
PCI			—	—	—	—	—
Total loans and leases			0.40	0.41	0.38	0.40	0.38
Applicable ratios are annualized.

Credit Quality - Allowance Rollforward with Fair Value Marks
(Dollars in millions)	As of/For the Quarter Ended December 31, 2019
	PCI	Non-PCI	Total ALLL	RUFC	Total ACL
Beginning balance	$8	$1,565	$1,573	$80	$1,653
Provision (benefit) for credit losses	—	168	168	3	171
Net charge offs	—	(192)	(192)	—	(192)
RUFC assumed with the SunTrust merger	—	—	—	257	257
Ending balance	8	1,541	1,549	340	1,889
Unamortized fair value mark (1)	537	4,027	4,564	—	4,564
Allowance plus unamortized fair value mark	$545	$5,568	$6,113	$340	$6,453

Allowance for loan and lease losses as a percentage of loans and leases	0.23%	0.52%	0.52%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases (1)	13.55	1.85	2.01
(1)Unamortized fair value mark includes credit, interest rate and liquidity components.

Truist Financial Corporation 15

Selected Purchase Accounting Information - Fair Value of Assets Merged and Liabilities Assumed
Balance At Merger (1)
(Dollars in millions)
Assets:
Cash and due from banks	$1,621
Interest-bearing deposits with banks	4,668
Federal funds sold and securities purchased under resale agreements or similar arrangements	1,191
Trading assets	5,710
Securities available for sale	30,986
Loans and leases:
PCI gross value	3,652
PCI purchase accounting mark	(425)
Total PCI	3,227
Non-PCI gross value	154,832
Non-PCI purchase accounting mark	(4,088)
Total non-PCI	150,744
Total loans and leases	153,971
Loans held for sale	3,741
Premises and equipment	1,587
Goodwill	14,321
Core deposit and other intangible assets	2,535
Mortgage servicing rights	1,605
Other assets	14,087
Total assets	$236,023
Liabilities:
Deposits	$170,721
Short-term borrowings	6,837
Long-term debt	19,473
Other liabilities	5,337
Total liabilities	202,368
Net Assets	$33,655
(1)Represents the provisional fair value of SunTrust's assets and liabilities as of the merger date, except for gross loan and leases balances.

Selected Loan and Lease Balances and Related Fair Value Marks as of Period End
Dec. 31
(Dollars in millions)	2019
PCI Loans and Leases:
Gross value	$4,021
Fair value mark	(537)
Carrying value of PCI loans and leases	3,484
Non-PCI Loans and Leases:
Gross value	155,423
Fair value mark	(4,027)
Carrying value of non-PCI loans and leases	151,396
Carrying value of originated loan and leases	144,962
Total Loans and Leases Held for Investment	$299,842

16 Truist Financial Corporation

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
As of/For the Quarter Ended
Dec. 31
(Dollars in millions)	2019
PCI Loans and Leases (2)
Beginning balance unamortized fair value mark	$(152)
Additions - Merger with SunTrust	(425)
Accretion	33
Interest reversal	(19)
Net charge offs	26
Ending balance	$(537)
Non-PCI Loans and Leases (2)
Beginning balance unamortized fair value mark	$(69)
Additions - Merger with SunTrust	(4,088)
Accretion	130
Ending balance	$(4,027)
Core deposit and other intangible assets
Beginning balance	$678
Additions - Merger with SunTrust	2,535
Amortization	(71)
Ending balance	$3,142
Deposits (3)
Beginning balance unamortized fair value mark	$—
Additions - Merger with SunTrust	(83)
Amortization	7
Ending balance	$(76)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(10)
Additions - Merger with SunTrust	(309)
Amortization	7
Ending balance	$(312)
(1)Includes the merger with SunTrust, as well as other acquisitions. This summary includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting loan marks on loans and leases represents the total mark, including credit, interest and liquidity, and are recognized using level-yield method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using level-yield method over the term of the liability.
Truist Financial Corporation 17

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2019	2019	2018
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$35,643	$19,905	$19,435	$18,848	$18,405
Tier 1	40,744	22,960	22,486	21,899	21,456
Total	47,523	27,666	26,693	26,078	24,963
Risk-weighted assets	377,518	187,503	187,523	183,060	181,260
Average quarterly tangible assets	276,590	223,298	220,514	217,247	215,872
Risk-based capital ratios:
Common equity tier 1	9.4%	10.6%	10.4%	10.3%	10.2%
Tier 1	10.8	12.2	12.0	12.0	11.8
Total	12.6	14.8	14.2	14.2	13.8
Leverage capital ratio (1)	14.7	10.3	10.2	10.1	9.9
Supplementary leverage (2)	7.9	NA	NA	NA	NA
Equity as a percentage of total assets	14.1	13.6	13.8	13.6	13.4
Common equity per common share	$45.66	$38.07	$37.40	$36.26	$35.46
(1)The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(2)Truist became subject to the supplementary leverage ratio as of January 1, 2020. The above measure is the current estimate based on a full quarter of average tangible assets in the denominator.

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2019	2019	2018
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$66,558	$32,303	$31,764	$30,883	$30,178
Less:
Preferred stock	5,102	3,057	3,053	3,053	3,053
Noncontrolling interests	174	69	61	60	56
Intangible assets, net of deferred taxes	26,482	10,281	10,317	10,326	10,360
Tangible common equity	$34,800	$18,896	$18,333	$17,444	$16,709

Outstanding shares at end of period (in thousands)	1,342,166	766,303	766,010	765,920	763,326

Tangible Common Equity Per Common Share	$25.93	$24.66	$23.93	$22.78	$21.89
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.
18 Truist Financial Corporation

Selected Items (1)
		Favorable (Unfavorable)
(Dollars in millions)			After-Tax at
Description	Financial Statement Caption	Pre-Tax	Marginal Rate
Selected Items
Fourth Quarter 2019
Incremental operating expenses related to the merger:
Personnel expense	Personnel expense	$(80)
Professional fees and outside processing	Professional fees and outside processing	(12)
Other expense	Other expense	(9)
Total		$(101)	$(79)

Allowance release related to residential mortgage portfolio sale	Provision for credit losses	$25	$19
Gain (loss) on residential mortgage portfolio sale	Residential mortgage income	(22)	(17)
Corporate advance write off	Loan-related expense	(2)	(1)
Impact of mortgage portfolio sale		$1	$1

Third Quarter 2019
Incremental operating expenses related to the merger:
Personnel expense	Personnel expense	$(39)
Professional fees and outside processing	Professional fees and outside processing	(12)
Other expense	Other expense	(1)
Total		$(52)	$(40)

Redemption of preferred shares	Preferred stock dividends	$(46)	$(46)

Allowance release related to residential mortgage portfolio sale	Provision for credit losses	$16	$12
Gain (loss) on residential mortgage portfolio sale	Residential mortgage income	4	3
Impact of mortgage portfolio sale		$20	$15

Second Quarter 2019
Incremental operating expenses related to the merger:
Personnel expense	Personnel expense	$(4)
Professional fees and outside processing	Professional fees and outside processing	(5)
Total		$(9)	$(7)

First Quarter 2019
Incremental operating expenses related to the merger:
Professional fees and outside processing	Professional fees and outside processing	$(1)
Other expense	Other expense	(1)
Total		$(2)	$(1)

Fourth Quarter 2018
None		N/A	N/A

Third Quarter 2018
None		N/A	N/A

Second Quarter 2018
None		N/A	N/A

First Quarter 2018
None		N/A	N/A
(1)Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

Truist Financial Corporation 19

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data)	2019	2019	2019	2019	2018
Residential Mortgage Income
Residential mortgage production revenue	$40	$50	$37	$20	$22
Residential mortgage servicing revenue	78	64	62	61	65
Realization of expected residential MSR cash flows	(59)	(36)	(38)	(33)	(37)
Residential mortgage income before MSR valuation	59	78	61	48	50
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	80	(79)	(47)	(51)	(49)
MSRs hedge gains (losses)	(74)	81	77	52	57
Net MSRs valuation	6	2	30	1	8
Total residential mortgage income	$65	$80	$91	$49	$58
Commercial Real Estate Related Income
Commercial mortgage production revenue	$44	$26	$20	$11	$28
Commercial mortgage servicing revenue	13	10	9	10	9
Realization of expected commercial MSR cash flows	(7)	(7)	(7)	(7)	(7)
Commercial real estate related income before MSR valuation	50	29	22	14	30
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	2	—	(5)	(3)	(6)
MSRs hedge gains (losses)	(4)	3	5	3	4
Net MSRs valuation	(2)	3	—	—	(2)
Commercial real estate related income	$48	$32	$22	$14	$28
Other Mortgage Banking Information
Residential mortgage loan originations	$7,523	$5,274	$4,735	$2,383	$2,735
Residential mortgage servicing portfolio (1):
Loans serviced for others	219,347	87,147	85,060	86,119	87,270
Bank-owned loans serviced	60,211	29,122	32,852	31,861	31,335
Total servicing portfolio	279,558	116,269	117,912	117,980	118,605
Weighted-average coupon rate on mortgage loans serviced for others	4.04%	4.09%	4.07%	4.06%	4.04%
Weighted-average servicing fee on mortgage loans serviced for others	0.310	0.280	0.279	0.278	0.277

Additional Information
Fair value of derivatives, net	1,687	641	489	158	(1)
Common stock prices:
High	56.92	53.85	51.76	52.45	52.11
Low	50.02	44.98	46.53	42.79	40.68
End of period	56.32	53.37	49.13	46.53	43.32
Banking offices	2,958	1,789	1,787	1,871	1,879
ATMs	4,426	2,376	2,376	2,503	2,573
FTEs (2)	40,691	34,723	34,771	35,334	35,852
(1)Amounts reported are unpaid principal balance.
(2)FTEs represents an average for the quarter. The timing of the merger impacted the 4Q19 result.

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2019	2019	2019	2019	2018	2019	2018
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$2,575	$1,840	$1,751	$1,768	$1,784	$7,934	$6,932
Merger-related and restructuring charges, net	(223)	(34)	(23)	(80)	(76)	(360)	(146)
Incremental operating expense related to the merger	(101)	(52)	(9)	(2)	—	(164)	—
Amortization	(71)	(29)	(32)	(32)	(34)	(164)	(131)
Corporate advance write off	(2)	—	—	—	—	(2)	—
Efficiency Ratio Numerator - Adjusted	$2,178	$1,725	$1,687	$1,654	$1,674	$7,244	$6,655

Efficiency Ratio Denominator - Revenue (2) - GAAP	$3,625	$3,003	$3,042	$2,898	$2,940	$12,568	$11,558
Taxable equivalent adjustment	25	23	24	24	24	96	96
Securities (gains) losses, net	116	—	—	—	(2)	116	(3)
Gain (loss) on loan portfolio sale	22	(4)	—	—	—	18	—
Efficiency Ratio Denominator - Adjusted	$3,788	$3,022	$3,066	$2,922	$2,962	$12,798	$11,651

Efficiency Ratio - GAAP	71.0%	61.3%	57.6%	61.0%	60.7%	63.1%	60.0%
Efficiency Ratio - Adjusted	57.5	57.1	55.1	56.6	56.5	56.6	57.1
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.

20 Truist Financial Corporation

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2019	2019	2019	2019	2018	2019	2018
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$702	$735	$842	$749	$754	$3,028	$3,063
Plus: Amortization of intangibles, net of tax	57	22	24	25	25	128	100
Tangible net income available to common shareholders	$759	$757	$866	$774	$779	$3,156	$3,163

Average common shareholders' equity	$38,031	$29,040	$28,188	$27,432	$26,860	$30,697	$26,640
Less: Average intangible assets, net of deferred taxes	14,760	10,298	10,326	10,343	10,391	11,460	10,243
Average tangible common shareholders' equity	$23,271	$18,742	$17,862	$17,089	$16,469	$19,237	$16,397

Return on average common shareholders' equity	7.33%	10.04%	11.98%	11.08%	11.14%	9.87%	11.50%
Return on average tangible common shareholders' equity	12.91	16.03	19.45	18.36	18.77	16.40	19.48
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions, except per share data)	2019	2019	2019	2019	2018	2019	2018
Diluted EPS (1)
Net income available to common shareholders - GAAP	$702	$735	$842	$749	$754	$3,028	$3,063
Merger-related and restructuring charges, net	176	26	19	64	59	285	111
Securities gains (losses), net	90	—	—	—	(1)	90	(2)
Incremental operating expenses related to the merger	79	40	7	1	—	127	—
Corporate advance write off	1	—	—	—	—	1	—
Gain (loss) on loan portfolio sale	17	(3)	—	—	—	14	—
Redemption of preferred shares	—	46	—	—	—	46	—
Allowance release related to loan portfolio sale	(19)	(12)	—	—	—	(31)	—
Net income available to common shareholders - adjusted	$1,046	$832	$868	$814	$812	$3,560	$3,172

Weighted average shares outstanding - diluted	934,718	775,791	774,603	774,071	775,402	815,204	783,484

Diluted EPS - GAAP	$0.75	$0.95	$1.09	$0.97	$0.97	$3.71	$3.91
Diluted EPS - adjusted	1.12	1.07	1.12	1.05	1.05	4.37	4.05
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
Truist Financial Corporation 21